UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)         May 30, 2007
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       1-6395                                             95-2119684
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(Commission File Number)                       (IRS Employer Identification No.)

           200 Flynn Road
       Camarillo, California                                        93012-8790
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(Address of Principal Executive Offices)                            (Zip Code)


                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

            On May 30, 2007, the Company issued a press release announcing preliminary unaudited financial results for its first quarter of fiscal year 2008 that ended April 29, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

            The information contained in this Item 2.02 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this
Item 2.02 in such filing.


Item 7.01.      Regulation FD Disclosure

            On May 30, 2007, the Company issued a press release containing forward looking statements, including with respect to its future performance and financial results. A copy of the press release is attached hereto as Exhibit 99.1.

            The information contained in this Item 7.01 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this
Item 7.01 in such filing.


Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits

        Exhibit 99.1    Press Release of the Company dated May 30, 2007

Forward-Looking and Cautionary Statements

            This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Forward-looking statements should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2007, in the Company's other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 30, 2007                              SEMTECH CORPORATION


                                                By: /s/ Emeka Chukwu
                                                    ----------------------------
                                                    Emeka Chukwu
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number          Description of Document
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     99.1               Press Release of the Company dated May 30, 2007